SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: November 26, 1997


                    CHASE MANHATTAN CREDIT CARD MASTER TRUST
                    ----------------------------------------
                          (Exact name of registrant as
                            specified in its charter)


                CHASE MANHATTAN BANK USA, N.A. (formerly known as
                        "The Chase Manhattan Bank (USA)")
                             (Sponsor of the Trust)



         Delaware            33-40006                22-2382028
      ---------------     -----------------       ------------------
      (State or other      (Commission             (IRS Employer
      jurisdiction of      File Number)           Identification No.)
      incorporation)


      802 Delaware Avenue, Wilmington, Delaware            19801
      ------------------------------------------          ----------
      (Address of principal executive offices)          (Zip code)


Registrant's telephone number, including area code: (302) 575-5050

Item 5. Other Events

     On November 17, 1997, Chase Manhattan Credit Card Master Trust made the distributions to Certificateholders contemplated by the Amended Pooling and Servicing Agreement dated as of July 1, 1996, (the "Agreement"), between Chase Manhattan Bank USA, N.A. and Yasuda Bank and Trust Company (U.S.A.) (the "Trustee"), as supplemented by the Series Supplements for each of Series 1995-1, Series 1995-2, Series 1996-1, Series 1996-2, Series 1996-3 and Series 1996-4 in accordance with the Agreement.

     Copies of the monthly Certificateholders' Statements for such distributions are being filed as Exhibit 20.1 to this Current Report on form 8-K.


Item 7 (c). Exhibits


   Exhibit                                    Description
   -------                                    -----------

     20.1 Monthly Certificateholders' Statements with respect to the November 17, 1997 distribution.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 26, 1997


            Chase Manhattan Credit Card Master Trust

            By: Chase Manhattan Bank USA, N.A. as Servicer


            By: /s/ Patricia Garvey
                -------------------
            Name:  Patricia Garvey
            Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


 Exhibit                   Description
 -------                   -----------

  20.1 Monthly Certificateholders' Statements with respect to the November 17, 1997 distribution to Certificateholders for Series 1995-1, Series 1995-2, Series 1996-1, Series 1996-2, Series
               1996-3 and Series 1996-4